UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE DEF 14C
INFORMATION REQUIRED IN INFORMATION STATEMENT
(RULE 14C-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
 Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

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Fashion Net, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-153826	26-0685980
(Commission File Number)	(IRS Employer Identification No.)

222 Columbus Ave., Suite 410
San Francisco, CA, 94133

(Address of principal executive offices and zip code)

(510) 522-2811

 (Registrant's telephone number including area code)

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Fashion Net, Inc.
222 Columbus Ave., Suite 410
San Francisco, CA, 94133

Dear Shareholders:

We are writing to advise you that we intend to amend our Articles of Incorporation to change the name of our company,  increase the authorized capital stock of our company, and authorize a forward split of the common stock of our company.

This action was approved on March 4, 2010 by our Board of Directors. In addition, on March 4, 2010 our officers and directors and other shareholders who hold a majority of our issued and outstanding voting securities have approved this action, with an effective date as soon as possible but not less than 20 days from the date this information statement is first mailed to our shareholders. Our majority shareholders approved this action by written consent in lieu of a special meeting in accordance with the relevant section of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Section 78.302 of the Nevada Revised Statutes and Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement is first mailed to you on or about March 16, 2010.

Please feel free to call us at (510) 522-2811 should you have any questions on the enclosed Information Statement.

Fashion Net, Inc.

By: /s/ Kasian Franks
Kasian Franks Chief Executive Officer

Fashion Net, Inc.
222 Columbus Ave., Suite 410
San Francisco, CA, 94133
Telephone: (510) 522-2811

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDERS
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Fashion Net, Inc. in connection with the adoption of an amendment to our Articles of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting.

On March  4, 2010 our Board of Directors approved an amendment to our Articles of Incorporation (the “Amendment”) which when effective will change our corporate name to Mimvi, Inc. and increase the authorized capital stock to 300,000,000 common shares and 50,000,000 preferred shares.  The preferred shares designated shall contain any rights and preferences that the board of directors deems appropriate at the time of amendment and shall not require any further shareholder approval.  Following the amendment to increase the authorized capital of the company, we will enact a thirty-for-one (30:1) forward split of the common stock of the Company.

The full text of the form of Amendment is attached to this Information Statement as Exhibit A. This action will become effective as soon as possible but not less than 20 days after the date this information statement is first mailed to our shareholders (the “Effective Date”) in accordance with the written consent of the holder of a majority of our issued and outstanding voting securities and the filing of the Amendment with the Secretary of State of Nevada in accordance with the relevant sections of the Nevada Revised Statutes.

The Board of Directors has fixed March 15, 2010 as the record date for determining those of our shareholders entitled to receive this information statement.

This Information Statement is first being mailed on or about March 16, 2010 to our shareholders and is being delivered to inform you of the corporate actions described herein in accordance with Section 78.302 of the Nevada Revised Statutes and Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter’s rights are afforded to our shareholders under Nevada law as a result of the adoption of the Amendment.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUR PRINCIPAL SHAREHOLDERS

On March 5, 2010, there were 1,170,000 shares of our common stock outstanding. Our common stock is our only class of voting securities. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders. The following table sets forth, as of that date, information known to us relating to the beneficial ownership of these shares by:

☐	each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;
☐	each director;
☐	each executive officer; and
☐	all executive officers and directors as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from March 15, 2010 upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of March 15, 2010, have been exercised or converted.

	Amount of Beneficial Ownership
	Common Stock
Name	# of Shares	% of Class
Kasian Franks	1,000,000	85.5%

THE AMENDMENT

On the Effective Date, the Amendment will change our corporate name to Mimvi, Inc. and increase the authorized capital to 300,000,000 common shares.

Name change

The Amendment will change the name of our company from Fashion Net, Inc. to Mimvi, Inc.  The Company has elected to change its name to reflect the new business direction of the Company and the Company’s plans for the future.

Capital Increase

The Amendment will increase the authorized capital stock of our company to 300,000,000 common shares and 50,000,000 preferred shares.  The preferred shares designated shall contain any rights and preferences that the board of directors deems appropriate at the time of amendment and shall not require any further shareholder approval. The Company has elected to increase the authorized capital in anticipation of issuing new shares.

Following the increase in the authorized shares of the common stock, the Company will effect a thirty-for-one (30:1) forward split of the common stock of the Company.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

EXHIBIT A

ARTICLES OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF
Fashion Net, Inc.
(Under Section 78.302 of the Nevada Revised Statutes)

The undersigned, being the Director of Fashion Net, Inc., a corporation organized and existing under and by virtue of the Revised Statutes of the State of Nevada (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation as required by Section 78.302 of the Nevada Revised Statutes:

WHEREAS, as provided in the Corporation’s Articles of Incorporation, the name of this Corporation is Fashion Net, Inc.

Name Change

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors be and hereby amends the Corporation’s Articles of Incorporation to change the name of the Corporation from Fashion Net, Inc. to Mimvi, Inc., and be it

RESOLVED, that Article I of the Corporation’s Articles of Incorporation - NAME - be and the same hereby is replaced, in its entirety, by the following:

ARTICLE I
NAME

The name of this Corporation is Mimvi, Inc.

Increase in Authorized Capital

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors be and hereby amends the Corporation’s Articles of Incorporation to increase the authorized capital of the Company to three hundred million (300,000,000) shares of common stock, and be it

RESOLVED, that Article IV of the Corporation’s Articles of Incorporation – AUTHORIZED CAPITAL - be and the same hereby is replaced, in its entirety, by the following:

ARTICLE IV
AUTHORIZED CAPITAL

The number of shares of common stock authorized by the Corporation shall be 300,000,000.

The number of shares of preferred stock authorized by the Corporation shall be 50,000,000.

Effective Date

These Articles of Amendment shall become effective on March 16, 2010.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the undersigned, being the President and Chief Executive Officer of the Corporation, has executed these Articles of Amendment as of March 4, 2010.

Fashion Net, Inc.

/s/ Kasian Franks
Kasian Franks Chief Executive Officer

EXHIBIT B

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS
OF
FASHION NET, INC.

The undersigned, being all of the members of the board of directors (the “Board”) of Fashion Net, Inc. a Nevada corporation (the “Company”), hereby consent, pursuant to the laws of the state of Nevada, to the adoption of the following resolutions taking or authorizing the actions specified therein without a meeting:

RESOLVED, that the Board hereby approves the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing (i) the change of the Company’s name to Mimvi, Inc. (the “Name Change”); (ii) the increase of the Company’s authorized capital stock to 300,000,000 common shares and 50,000,000 preferred shares (the preferred shares designated shall contain any rights and preferences that the board of directors deems appropriate at the time of amendment and shall not require any further shareholder approval)(“Capital Increase”); and be it further

RESOLVED, that the Company submit to the holders of its voting stock for approval, the Certificate of Amendment authorizing the Name Change and Capital Increase; and be it further

RESOLVED, that, following the increase in authorized shares of the common stock of the Company as set forth herein, it is hereby authorized and approved to effect a thirty-for-one (30:1) forward stock split applying to all shares of common stock in the Company.

General Authorization and Ratification

RESOLVED, that as used in these resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer, the President and the Chief Financial Officer of the Company, and each of them, and with respect to matters involving only certification, attestation or countersignatures, any Secretary or Assistant Secretary of the Company; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the transactions contemplated by the foregoing resolutions; and be it further

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

This Consent may be executed in one or more counterparts, including with signatures on separate copies, all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this consent as of the 4th day of March, 2010.

Fashion Net, Inc.

/s/ Kasian Franks
Kasian Franks, Director

[Exhibits Omitted]

EXHIBIT C

WRITTEN CONSENT
OF THE HOLDERS OF A MAJORITY OF THE
VOTING STOCK
OF
FASHION NET, INC.

The undersigned, constituting the holders of a majority of the shares of Common Stock (collectively, the “Stockholders”) of Fashion Net, Inc. a Nevada corporation (the “Company”), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Company, having considered changing the name of the Company to Mimvi, Inc. (the “Name Change”) and deems such Name Change advisable and in the best interests of the Company and its Stockholders.

WHEREAS, the Board of Directors of the Company have considered increasing the authorized capital stock of the Company to 300,000,000 common shares and 50,000,000 preferred shares (the “Capital Increase”) and deems such capital increase advisable and in the best interests of the Company and its Stockholders.

WHEREAS, the Directors have been presented with the proposal to proposal to effect a thirty-for-one (30:1) forward stock split applying to all shares of common stock in the Company.

NOW, THEREFORE, BE IT

RESOLVED, that, the Articles of Incorporation of the Company be and hereby are amended to authorize and enact the name change of the Company to Mimvi, Inc. and increase the authorized capital of the Company to 300,000,000 common shares and 50,000,000 preferred shares (the preferred shares designated shall contain any rights and preferences that the board of directors deems appropriate at the time of amendment and shall not require any further shareholder approval).;

RESOLVED, that, following the increase in authorized shares of the common stock of the Company as set forth herein, it is hereby authorized and approved to effect a thirty-for-one (30:1) forward stock split applying to all shares of common stock in the Company; and

RESOLVED, that the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing the Name Change and Capital Increase be and hereby is in all respects approved.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the 4th day of March, 2010.

/s/ Kasian Franks
Kasian Franks

No. of Shares of Common Stock: 1,000,000